MASSACHUSETTS FINANCIAL SERVICES COMPANY
             500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                                 617 o 954-5000





                                        May 31, 2001



VIA EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re: MFS(R)Series Trust II (File Nos. 33-7637 and 811-4775), on Behalf of MFS(R)Emerging Growth Fund; MFS(R) Series Trust IV (File Nos. 2-54607 and 811-2594), on Behalf of MFS(R)Mid Cap Growth Fund; MFS(R)Series Trust IX (File Nos. 2-50409 and 811-2464), on Behalf of MFS(R)Bond Fund; Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859); and Massachusetts Investors Trust (File Nos. 2-11401 and 811-203) (together, the "Trusts")

Ladies and Gentlemen:

     This letter serves as notification of the existence of a Spanish language version of the Supplement dated May 3, 2001 to the current Statement of Additional Information of the above-named funds. The Supplement was filed electronically with the Securities and Exchange Commission on May 4, 2001, pursuant to Rule 497(e) under the Securities Act of 1933 (EDGAR Accession No. 0000912938-01-500112).

     Pursuant to Rule 306(a) of Regulation S-T, I hereby represent, to the best of my knowledge, that the Supplement filed as described above is a fair and accurate English translation of the corresponding foreign language document.

     Please call the undersigned at (617) 954-5182 or (800) 343-2829 with any questions you may have.

                                        Very truly yours,



                                        JAMES R. BORDEWICK, JR.
                                        James R. Bordewick, Jr.
                                        Assistant Secretary and Assistant
                                          Clerk of the Trusts